                                                                   EXHIBIT 10.13



THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                                WARRANT AGREEMENT

              To Purchase Shares of the Series Z Preferred Stock of

                                 COMBICHEM, INC.

Dated as of December 20, 1994 (the "Effective Date")


     WHEREAS, COMBICHEM, INC., a California corporation (the "Company") has entered into a Master Lease Agreement dated as of November 16, 1994, Equipment Schedule No. VL-1, and related Schedules (the "Leases") with COMDISCO, INC., a Delaware corporation (the "Warrantholder"); and

     WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Leases, the right to purchase shares of its Preferred Stock;

     NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.   GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.

     The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, that number of fully paid and assessable shares of the Company's Series Z Preferred Stock ("Preferred Stock") equal to:

                     [(A x B) / C] x [1 - ((C - $.50) / C)]

         A = 7.5% Warrant Coverage Percentage
         B = $450,000 Committed Lease Financing Credit Line
         C = $0.75

         [(.075 x $450,000) / $0.75 x [$1.00 - (($0.75 - $0.50) / $0.75)]
                         = 45,000 x [1 - .67] = 30,000

     The exercise price of the shares of the Series Z Preferred Stock issued hereunder shall be $0.50 (the "Exercise Price").

     The number and purchase price of such shares are subject to adjustment as provided for in Section 8 hereof.

2.   TERM OF THE WARRANT AGREEMENT.

     Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall be exercisable for a period of (i) ten (10) years or (ii) five (5) years from the effective date of the Company's initial public offering, whichever occurs earlier.

3.   EXERCISE OF THE PURCHASE RIGHTS.

     The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one
(21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the Notice of Exercise indicating the number of shares which remain subject to future purchases, if any.

     The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

        x = Y(A-B)
            ------
               A

Where:  x = the number of shares of Preferred Stock to be issued to the
            Warrantholder.

        y = the number of shares of Preferred Stock requested to be exercised under this Warrant Agreement.

        A = the fair market value of one (1) share of Common.

        B = the Exercise Price.

     As used herein, current fair market value of Common Stock shall mean with respect to each share of Common Stock:


     (i) if the exercise is in connection with an initial public offering, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to the offering;

     (ii) if this warrant is exercised after, and not in connection with the Company's initial public offering, the Closing Price on the date of Notice of Exercise.

     (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Common Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

     Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.   RESERVATION OF SHARES.

     Authorization and Reservation of Shares. During the term of this Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

5.   REGISTRATION RIGHTS

     (a) Registration or Listing. The Company shall not have any obligation to register any of the shares of Preferred Stock at any time. If, at any time after the Company's Initial Public Offering, the Company proposes to register its shares of common stock under the Securities Act of 1933, as amended (the "Securities Act") (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 of the

Securities and Exchange Commission, or successor entity, is applicable or any other form or type of registration in which registrable securities cannot be included), the Company shall give written notice to the Warrantholder and permitted assigns of such intention to register shares of common stock. If such registration is proposed to be on a form which permits inclusion of shares of common stock issued upon conversion of the preferred stock issued hereunder (the "Registrable Securities") then held by Warrantholder, upon the written request of the Warrantholder delivered to the Secretary of the Company within twenty
(20) days after transmittal of notice by the Company to the Warrantholder, the Company shall, subject to the limits contained in this section and provided warrantholder accepts the terms of such underwriting between the Company and its underwriters, use its best efforts to cause all such Registrable Securities to be registered under the Securities Act and qualified for sale under certain state blue sky laws; provided, however, that if the underwriter managing such registration delivers written notification to the Company that market or economic conditions limit the amount of securities which may reasonably be expected to be sold, the underwriter may limit or exclude any or all Registrable Securities from the registration and underwriting. The Company shall so advise the Warrantholder of any such limit or exclusion. The number of shares that are entitled to be included in the registration shall be allocated as follows: (i) to the Company for all securities being sold for its own account; (ii) to all holders of registrable securities with contractual registration rights for which registration is requested; and finally (iii) to shareholders without contractual registration rights. The number of shares of registrable securities that are included in such registration shall be allocated among all holders with contractual registration rights in proportion to the amount of registrable securities initially offered for registration by each holder.

     If any person does not agree to the terms of any such underwriting, said person shall be excluded from the underwriting upon written notice from the Company or the underwriter. If any shares are excluded from the registration and if the number of shares of registrable securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include additional securities in the registration, the right to include additional securities in an aggregate amount equal to the number of shares excluded, with such shares to be a located among the persons requesting additional inclusion on a pro rata basis.

     (b) Termination of Registration Rights. The right of Warrantholder to request registration or inclusion in any registration pursuant to Section 4(b) shall terminate on the closing of the Company's Initial Public Offering, provided that all shares of Registrable Securities held or entitled to be held upon converts on by Warrantholder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the Company's Initial Public Offering as all shares of "Registrable Securities" held or entitled to be held upon conversion by Warrantholder may immediately be sold under Rule 144 during any 90-day period. "Registrable Securities," as used herein, shall mean the shares of common stock issued or issuable upon conversion of the shares of Series Z Preferred Stock issued upon exercise of this Warrant.

     (c) Registration Rights Agreement. In the event the Company so requests, Warrantholder shall become a signatory to and be bound by the Company's Amended and Restated Stock Registration Rights Agreement dated November 1, 1994, as amended provided, however, that Warrantholder shall not have any registration demand rights set forth in such agreement.

6.   NO FRACTIONAL SHARES OR SCRIP.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

7.   NO RIGHTS AS SHAREHOLDER.

     This Warrant Agreement does not entitle the Warrantholder to any voting, dividend or other rights as a shareholder of the Company prior to the exercise of the Warrant.

8.   WARRANTHOLDER REGISTRY.

     The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     (a) Reservation of Preferred Stock. The Preferred Stock issuable upon exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or federal securities laws. The Company has made available to the warrantholder true, correct and complete copies of its Charter and Bylaws, as amended, and minutes of all Board of Directors (including all committees of the Board of Directors, if any) and Shareholder meetings from August 9, 1994 through November 18, 1994. The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the warrantholder.

     (b) Due Authority. The execution and delivery by the Company of this Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Leases and this Warrant Agreement are not inconsistent with the Company's Charter or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Leases and this Warrant Agreement constitute legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms.

     (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except for the filing of notices pursuant to Regulation D under the 1933 Act and Section 25102(f) of the California Corporate Securities Law, which filings will be effective by the time required thereby.

     (d) Issued Securities. All issued and outstanding shares of Common Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all federal and state securities laws. In addition:

          i. The authorized capital stock of the Company consists of 30,000,000 shares of no par value common Stock and 10,000,000 shares of no par value preferred stock. The first series of preferred stock is comprised of 1,000,000 shares designated "Series A Preferred Stock." The second series of preferred stock is comprised of 1,500,000 shares designated "Series Z Preferred Stock." The third series of preferred stock is comprised of 2,226,667 shares designated "Series B Preferred Stock." There are currently issued and outstanding 1,732,500 shares of the Company's Common Stock, 1,000,000 shares of Series A Preferred Stock, 200,000 shares of Series Z Preferred Stock and 2,200,000 shares of Series B Preferred Stock. All issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued by the Company in compliance with applicable federal and state securities laws, and are fully paid and nonassessable.

          ii. The Company has reserved no shares of Common Stock for issuance under its Stock Option Plan, under which no options are outstanding. Other than 400,000 shares of Series Z Preferred Stock reserved for issuance to The Scripps Research Institute and 26,667 shares of Series B Preferred Stock offered for sale to Lynn H. Caporale, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company.

          iii. Holders of Series A and B Preferred Stock have rights to purchase additional issuances of stock by the Company to maintain their pro rata ownership of the Company. No other shareholder of the Company has preemptive rights to purchase new issuances of the Company's capital stock.

     (e) Insurance. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

     (f) Other Commitments to Register Securities. Except as set forth in this Warrant Agreement, that certain Amended and Restated Stock Registration Rights Agreement dated November 1, 1994, as amended, and that certain Series Z Stock Registration Rights Agreement dated October 12, 1994, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the 1933 Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

     (g) Exempt Transaction. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the California Corporate Securities Law, in reliance upon Section 25102(f) thereof.

     (h) Compliance With Rule 144. At the written request of the Warrantholder, who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10.  REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.

     This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

     (a) Investment Purpose. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

     (b) Private Issue. The warrantholder understands (i) that the Preferred Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

     (c) Disposition of Warrantholder's Rights. In no event will the Warrantholder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that
(A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

     (d) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

     (e) Risk of No Registration. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this

Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

     (f) Market Stand-Off Agreement. Warrantholder hereby agrees that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, warrantholder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any securities of the Company held by the Warrantholder without the prior written consent of the Company and its underwriters. Such limitations shall be in effect for a period of time as determined by the Company and its managing underwriter(s) provided that such period of time shall not exceed one hundred eighty (180) days from and after the effective date of such registration statement in connection with the Company's initial public offering or ninety
(90) days from and after the effective date of any subsequent underwritten public offering (the "Market Stand-Off Period"). The limitations of this Section shall remain in effect for the two-year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to have any force or effect. In order to enforce the limitations of this Section, the Company may impose stop-transfer instructions with respect to the securities held by Warrantholder until the end of the Market Stand-Off Period.

11.  TRANSFERS.

     Subject to the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers nor shall any transfer be less than fifty thousand (50,000) shares. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit II (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12.  MISCELLANEOUS.

     (a) Effective Date. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

     (b) Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

     (c) Governing Law. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of California.

     (d) Counterparts. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (e) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: James Labe, Venture Leasing Director, cc: Legal Department, (and/or, if by facsimile, (708) 518-5465) and (ii) to the Company at 10975 Torreyana Road, #230, San Diego, CA 92121 (and/or if by facsimile, (619) 452-8799 or at such other address as any such party may subsequently designate by written notice to the other party.

     (f) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     (g) No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

     (h) Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

     (i) Severability. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     (j) Amendments. Any provision of this Warrant Agreement may be amended by a written instrument signed by the Company and by the Warrantholder.

     (k) Additional Documents. The Company, upon execution of this Warrant Agreement, shall provide the Warrantholder with certified resolutions with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d), (f) and (g) of Section 9 above. If the purchase price for the Leases referenced in the preamble of this Warrant Agreement exceeds $1,000,000, the Company will also provide Warrantholder with an opinion from the Company's counsel with respect to those same representations, warranties and covenants. The Company shall also supply such other documents as the Warrantholder may from time to time reasonably request.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

                                       Company:

                                       COMBICHEM, INC.,
                                       a California corporation


                                       By: /s/ Robert A. Curtis
                                          --------------------------------
                                          Robert A. Curtis, Chief Executive
                                          Officer


                                       Warrantholder:

                                       COMDISCO, INC.,
                                       a Delaware corporation


                                       By: /s/James P. Labe
                                          --------------------------------

                                       Title: President Venture Lease Division
                                             ---------------------------------

                                    EXHIBIT I

                               NOTICE OF EXERCISE

To:  COMBICHEM, INC.

(1) The undersigned Warrantholder hereby elects to purchase ______ shares of CombiChem Inc.'s Series Z Preferred Stock pursuant to the terms of the Warrant Agreement dated December 15, 1994 (the "Warrant Agreement") between CombiChem, Inc. (the "Company") and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

(2) In exercising its rights to purchase _______ shares of the Company's Series Z Preferred Stock the Warrantholder hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

(3) Please issue a certificate or certificates representing said shares of Series Z Preferred Stock in the name of the Warrantholder or in such other name as is specified below.




----------------------------------
(Name)


----------------------------------
(Address)


Warrantholder:

COMDISCO, INC.,
a Delaware corporation


By:
   -------------------------------

Title:
      ----------------------------

Date:
     -----------------------------

                           ACKNOWLEDGEMENT OF EXERCISE



     The undersigned officer of CombiChem, Inc. (the "Company") hereby acknowledges receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase _______ shares of the Company's Series Z Preferred Stock, pursuant to the terms of the Warrant Agreement, and further acknowledges that ______ shares remain subject to purchase under the terms of the Warrant Agreement.

                                       Company:

                                       COMBICHEM, INC.,
                                       a California corporation


                                       By:
                                          --------------------------------

                                       Title:
                                             -----------------------------

                                       Date:
                                            ------------------------------

                                   EXHIBIT II

                                 TRANSFER NOTICE


     (To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to


                    ----------------------------------
                    (Please Print)

whose address is
                    ----------------------------------

                    ----------------------------------

                    ----------------------------------


                    Dated
                         -----------------------------


                    Holder's Signature
                                        ----------------------------------

                    Holder's Address
                                        ----------------------------------

                                        ----------------------------------



Signature Guaranteed:


  NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.

                                AMENDMENT TO THE
                        SERIES Z PREFERRED STOCK WARRANT


THIS AMENDMENT to that certain Series Z Preferred Stock Warrant issued to COMDISCO, INC. (the "Warrantholder") by COMBICHEM, INC. (the "Company") dated as of December 20, 1994, by and among the Company and Warrantholder (the "Amendment")

                                    RECITALS

A. Pursuant to that certain Master Lease Agreement between the Warrantholder and the Company dated as of November 16, 1994 and Equipment Schedule VL-1 dated November 16, 1994, (the "Leases") each Phase I through Phase VI has been made available and has been utilized by Company.

B. The Company and the Warrantholder have agreed to amend the Warrant to grant the Warrantholder the right to purchase from the Company, an additional Fifty Three Thousand Six Hundred Fifty Five Thousand (53,655) shares of the Company's Series Z Preferred Stock at a purchase price of $0.50 per share.

     In consideration of the mutual promises and covenants set forth herein, the parties hereto agree that the Warrant is amended as follows:

1.   INCREASE THE NUMBER OF SHARES GRANTED IN WARRANT.

     1.1 Section 1 of the Warrant is hereby amended to read as follows:

     "The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, Eighty Three Thousand Six Hundred and Fifty Five (83,655) fully paid and non-assessable shares of the Company's Series Z Preferred Stock ("Preferred Stock") at a purchase price of $0.50 per share (the "Exercise Price"). The number and purchase price of such shares are subject to adjustment as provided herein."

2.   NO OTHER AMENDMENT, ETC.

     2.1 Except as set forth herein, all terms of the Warrant shall continue in full force and effect.

     2.2 Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Warrant.

     2.3 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Warrant effective as of the date first above written.


THE COMPANY:

COMBICHEM, INC.


By: /s/ Peter Myers
   -------------------------------

Title President and CEO
     -----------------------------


THE WARRANTHOLDER:

COMDISCO, INC.


By: /s/ James P. Labe
   -------------------------------

Title: James P. Labe, President
      ----------------------------
       Venture Lease Division